UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Zumiez Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 28, 2015 .

Meeting Information

ZUMIEZ INC. Meeting Type: Annual Meeting

For holders as of: March 16, 2015

Date: May 28, 2015 Time: 1:00 PM PDT A Location: 4001 204th Street SW

Lynnwood, Washington 98036

You are receiving this communication because you hold ZUMIEZ INC. shares in the above named company.

4001 204TH ST SOUTHWEST LYNNWOOD, WA 98036

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are

15 12 1 available to you on the Internet. You may view the proxy

Investor Address Line 2

Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a 51160 Investor Address Line 4 paper copy (see reverse side).

0 .

. 0 Investor Address Line 5 2

. R1 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting.

1	ANY CITY, ON A1A 1A1

_ See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow ? (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

R1.0.0.51160 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box 0000242010 marked by the arrow ? available and follow the instructions.

Internal Use

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

1a Richard M. Brooks

B

1b James M. Weber A

R

1c Matthew L. Hyde C

O

The Board of Directors recommends you vote FOR proposal 2: D

2 Ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm E for the fiscal year ending January 30, 2016(fiscal 2015).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—

CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345

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